UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
ATI PHYSICAL THERAPY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V39177-P05550 ATI PHYSICAL THERAPY, INC. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 ATI PHYSICAL THERAPY, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in ATI PHYSICAL THERAPY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 12, 2024 1:00 p.m., Central Time Virtually at: www.virtualshareholdermeeting.com/ATIP2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V39178-P05550 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 2. To elect nine Directors, each for a one-year term. For 01) Joanne Burns 02) James Parisi 03) Sharon Vitti 04) Daniel Dourney 05) Jeff Goldberg 06) John Larsen 07) Carmine Petrone 08) Randy Raisman 09) Andrew Shannahan 3. To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers. For 4. To approve an amendment to the ATI Physical Therapy, Inc. 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.